UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05531
Barings Participation Investors
(Exact name of registrant as specified in charter)
  300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)
Corporation Service Company (CSC)
251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)
Registrant's telephone number, including area code: 704-805-7200
Date of fiscal year end: 12/31
Date of reporting period: 06/30/24
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-
1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.
ITEM 1. REPORT TO STOCKHOLDERS.
Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as
amended.

Barings Participation Investors

Report for the Six Months Ended June 30, 2024

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solution, Inc., formerly known as DST System, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock
Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-
investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features.
The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions.
These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-
investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S.
Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This
information is available (i) on the SEC’s website at http://www.sec.gov;
and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-
SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC
(“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-
free 866-399-1516; (2) on the Trust’s website at https://
www.barings.com/mpv; and (3) on the SEC’s website at http://
www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://
www.barings.com/mpv; and (2) on the SEC’s website at http://
www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”)
who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors
TO OUR SHAREHOLDERS
July 31, 2024
We are pleased to present the June 30, 2024, Quarterly Report of Barings Participation Investors (the “Trust”).
PORTFOLIO PERFORMANCE
The Board of Trustees declared a quarterly dividend of $0.37 per share, payable on September 13, 2024, to shareholders of record on
August 26, 2024. This represents an increase of $0.01 per share or 2.7% over the previous dividend of $0.36 per share and the eighth consecutive quarterly increase. The Trust earned $0.37 per share of net investment income, net of taxes, for the second quarter of
2024, compared to $0.35 per share in the previous quarter.  The increase in net investment income was predominantly related to $0.03 per share of non-recurring income (repayment of past due income) received in the second quarter, coupled with lower operating expenses compared to the first quarter.

	June 30, 2024(1)(2)	March 31, 2024(1)	% Change
Quarterly Dividend per share(3)	0.37(3)	$0.36	2.9%
Net Investment Income(4)	$3,964,859	$3,753,797	5.6%
Net Assets	$168,359,378	$168,705,696	(0.2)%
Net Assets per share(5)	$15.82	$15.88	(0.4)%
Share Price	$16.52	$16.12	2.5%
Dividend Yield at Share Price	9.0%	8.9%	1.1%
(Discount) / Premium	1.1%	1.5%
(1)  Past performance is no guarantee of future results
(2)  Figures are unaudited
(3)  Payable on September 14, 2024
(4)  Figures are shown net of excise tax
(5)  Based on shares outstanding at the end of the period of 10,622,422 as of 3/31/2024 and 10,641,294 as of 6/30/2024,
respectively.
•Quarterly total returns at June 30, 2024 and March 31, 2024 were 1.89% and 3.05%, respectively. Longer term, the Trust returned
11.1%, 9.9%, 9.8%, 9.3%, and 10.9% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends
•The Trust’s average quarter-end discount for the 1, 3, 5 and 10-year periods was (1.80)%, (10.63)%, (7.19)% and (1.63)%, respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse
Leveraged Loan Index, returned 1.1% and 1.9% for the quarter, respectively
PORTFOLIO BENEFITS
•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of June 30, 2024, has over 30 years of experience and had commitments of over $26 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting.  NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception.
The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors.  Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.09x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 27 different industries across 168 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns.  The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate.  Approximately 13.7% of the market value of the Trust was equity, generating ~$10.5 million
($0.98 per share) in unrealized appreciation as of June 30, 2024.

(Continued)
PORTFOLIO ACTIVITY
Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. The Trust closed four new private placement investments and add-on investments to 22 existing portfolio companies during the second quarter of 2024. The total amount invested by the Trust in these transactions was $4.9 million.
PORTFOLIO LIQUIDITY
The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $12.2 million or 6.6% of total assets, contributing to a low leverage profile at 0.09x as of June 30, 2024.  Given the migration of the portfolio towards more senior secured investments and a larger cash balance, the Trust paid down the credit facility in its entirety in the second quarter. The available credit facility balance coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team.  High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.
The Trust’s recently announced dividend of $0.37 per share is the seventh consecutive quarterly dividend increase. With more than
65% of the Trust in first lien floating rate loans, the Trust's net investment income has increased as interest rates have risen.  We believe the increase in interest rates coupled with the overall strong credit quality of the Trusts supports the increase in the quarterly dividend.  In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.
Thank you for your continued interest in and support of Barings Participation Investors.
Sincerely,
Christina Emery
President

Portfolio Composition as of 06/30/24*

Public Bank Loans
0.9%
Private Debt
3.5%
Cash & Short-Term
Investments
6.9%
Private / Restricted
Equity
13.4%
Private Bank Loans
75.3%

Cash & Short-Term Investments 6.9%
Fixed Rate 13.4%
Equity 10.3%
Floating Rate 69.4%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-
looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$25,984
$15,247
7/1/2014
6/30/2015
6/30/2016
6/30/2017
6/30/2018
6/30/2019
6/30/2020
6/30/2021
6/30/2022
6/30/2023
6/30/2024
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns June 30, 2024	1 Year	5 Year	10 Year
Barings Participation Investors	38.31%	8.56%	10.06%
Bloomberg Barclays U.S. Corporate High Yield Index	10.44%	3.92%	4.31%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.
See Notes to Consolidated Financial Statements                              5
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES                  Barings Participation Investors
June 30, 2024
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$159,752,817
(Cost - $ 152,021,325)
Corporate restricted securities - rule 144A securities at fair value	4,637,015
(Cost - $ 4,901,796)
Corporate public securities at fair value	1,674,747
(Cost - $ 2,055,223)
Short-term securities at fair value	6,984,773
(Cost - $ 6,984,773)
Total investments (Cost - $ 165,963,118)	173,049,352
Cash	5,317,081
Foreign currencies (Cost - $ 6,830)	6,311
Dividend and interest receivable	2,691,966
Receivable for investments sold	2,548,846
Capital contributions receivable	298,939
Deferred financing fees	158,703
Other assets	123,752
Total assets	184,194,950

Liabilities:
Note payable	15,000,000
Deferred tax liability	426,685
Investment advisory fee payable	378,809
Interest payable	47,063
Accrued expenses	141,718
Total liabilities	15,994,275
Commitments and Contingencies (See Note 7)
Total net assets	$168,200,675
Net Assets:
Common shares, par value $0.01 per share	$106,413
Additional paid-in capital	144,789,903
Total distributable earnings	23,463,062
Total net assets	$168,359,378
Common shares issued and outstanding (14,787,750 authorized)	10,641,294
Net asset value per share	$15.82

See Notes to Consolidated Financial Statements                              6
CONSOLIDATED STATEMENT OF OPERATIONS                                          Barings Participation Investors
For the six months ended June 30, 2024
(Unaudited)

Investment Income:
Interest	$9,799,051
Dividends	51,864
Other	129,565
Total investment income	9,980,480
Expenses:
Interest and other financing fees	804,431
Investment advisory fees	758,397
Professional fees	264,436
Trustees’ fees and expenses	144,800
Reports to shareholders	84,000
Custodian fees	12,000
Other	42,733
Total expenses	2,110,797
Investment income - net	7,869,683
Income tax, including excise tax expense	200
Net investment income after taxes	7,869,483
Net realized and unrealized gain on investments and foreign currency:
Net realized gain on investments before taxes	323,795
Income tax expense	(6,916)
Net realized gain on investments after taxes	316,879
Net increase in unrealized appreciation of investments before taxes	155,228
Net decrease in unrealized appreciation of foreign currency translation before taxes	(238)
Deferred income tax benefit (expense)	(143,911)
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	11,079
Net gain on investments and foreign currency	327,958
Net increase in net assets resulting from operations	$8,197,441

See Notes to Consolidated Financial Statements                              7
CONSOLIDATED STATEMENT OF CASH FLOWS                                        Barings Participation Investors
For the six months ended June 30, 2024
(Unaudited)

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(6,981,633)
Purchases of portfolio securities	(17,770,485)
Proceeds from disposition of portfolio securities	31,376,836
Interest, dividends and other income received	9,255,126
Interest expenses paid	(985,599)
Operating expenses paid	(1,652,085)
Income taxes paid	(457,116)
Net cash provided by operating activities	5,803,411
Cash flows from financing activities:
Repayments under credit facility	(6,750,000)
Receipts for shares issued on reinvestment of dividends	320,355
Cash dividends paid from net investment income	(7,534,667)
Financing fees paid	17,752
Net cash used for financing activities	(13,946,560)
Net decrease in cash & foreign currencies	(1,161,516)
Cash & foreign currencies - beginning of period	6,485,146
Effects of foreign currency exchange rate changes on cash and cash equivalents	(238)
Cash & foreign currencies - end of period	$5,323,392
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$8,197,441
Decrease in investments	6,163,047
Decrease in interest receivable	96,329
Increase in receivable for investments sold	(2,148,332)
Decrease in payment-in-kind non-cash income received	1,058,658
Decrease in amortization	304,918
Increase in other assets	(54,279)
Increase in deferred tax liability	143,911
Decrease in investment advisory fee payable	(362,789)
Decrease in interest payable	(181,168)
Increase in accrued expenses	17,070
Decrease in tax payable	(450,000)
Total adjustments to net assets from operations	4,587,365
Effects of foreign currency exchange rate changes on cash and cash equivalents	238
Net cash provided by operating activities	$12,785,044

See Notes to Consolidated Financial Statements                              8
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS              Barings Participation Investors

	For the six months ended 06/30/2024 (Unaudited)	For the year ended 12/31/2023
Increase in net assets:
Operations:
Investment income - net	$7,869,483	$15,877,015
Net realized gain / (loss) on investments and foreign currency after taxes	316,879	(333,114)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	11,079	2,575,432

Net increase in net assets resulting from operations	8,197,441	18,119,333

Increase from common shares issued on reinvestment of dividends
	619,294	—

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders
	(3,824,072)	(13,676,193)

Total increase / (decrease) in net assets	4,992,663	4,443,140

Net assets, beginning of period/year	163,366,715	158,923,575

Net assets, end of period/year	$168,359,378	$163,366,715

See Notes to Consolidated Financial Statements                              9
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS                            Barings Participation Investors
Selected data for each share of beneficial interest outstanding:

	For the six months ended 06/30/2024 (Unaudited)	For the years ended December 31,
		2023	2022	2021	2020	2019
Net asset value: Beginning of period/year	$15.41	$14.99	$15.19	$13.60	$13.80	$13.18
Net investment income (a)	0.74	1.50	0.97	0.86	1.00	1.00
Net realized and unrealized gain / (loss) on investments	0.03	0.21	(0.31)	1.53	(0.40)	0.69
Total from investment operations	0.77	1.71	0.66	2.39	0.60	1.69
Dividends from net investment income to common shareholders	(0.36)	(1.29)	(0.83)	(0.80)	(0.80)	(1.08)
Dividends from realized gain on investments to common shareholders	—	—	(0.03)	—	—	—
Increase from dividends reinvested	0.00 (b)	—	—	—	0.00 (b)	0.01
Total dividends	(0.36)	(1.29)	(0.86)	(0.80)	(0.80)	(1.07)
Net asset value: End of period/year	$15.82	$15.41	$14.99	$15.19	$13.60	$13.80
Per share market value: End of period/year	$16.52	$15.60	$12.32	$14.80	$11.88	$16.13
Total investment return
Net asset value (c)	5.00%	12.46%	4.42%	17.84%	4.66%	13.21%
Market value (c)	8.34%	38.51%	(10.57%)	32.09%	(21.11%)	14.72%
Net assets (in millions): End of period/year	$168.36	$163.37	$158.92	$161.08	$144.18	$146.08
Ratio of total expenses to average net assets (d)	2.55% (e)	2.66%	2.35%	2.66%	1.47%	2.26%
Ratio of operating expenses to average net assets	1.57% (e)	1.56%	1.46%	1.46%	1.38%	1.45%
Ratio of interest expense to average net assets	0.97% (e)	0.76%	0.63%	0.41%	0.43%	0.42%
Ratio of income tax expense to average net assets	(0.01)% (e)	0.34%	0.26%	0.79%	(0.34)%	0.39%
Ratio of net investment income to average net assets	9.48% (e)	9.69%	6.39%	5.99%	7.52%	7.30%
Portfolio turnover	10%	12%	12%	43%	34%	22%
(a)Calculated using average shares.
(b)Rounds to less than $0.01 per share.
(c)Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)Total expenses include income tax expense.
(e)Annualized.

	For the six months ended 06/30/2024 (Unaudited)	For the years ended December 31,
Senior borrowings:		2023	2022	2021	2020	2019
Total principal amount (in millions)	$15	$22	$24	$21	$15	$15
Asset coverage per $1,000 of indebtedness	$12,224	$8,511	$7,763	$8,670	$10,612	$10,739

See Notes to Consolidated Financial Statements                              10
Consolidated Schedule of Investments                                                                    Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
10.18% Term Loan due 06/24/2025 (SOFR + 4.750%)	$2,372,056	*	$2,363,236	$2,372,057
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
11.23% First Lien Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$485,953	04/05/22	467,056	461,439
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	6,389
			475,808	467,828
AdaCore Inc
AdaCore is a provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.

11.60% First Lien Term Loan due 03/13/2030 (SOFR + 6.250%) (G)	$1,171,386	03/13/24	766,139	767,598

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,353	59,616
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	15,376
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	202	—
			31,659	74,992
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.85% Second Lien Term Loan due 04/06/2029 (SOFR+ 7.500%)	$1,669,355	04/06/21	1,646,988	1,669,355
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	87,881
			1,702,633	1,757,236
Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
10.84% First Lien Term Loan due 04/28/2029 (SOFR + 5.500%) (G)	$572,476	04/28/23	440,930	452,435
Limited Liability Company Unit (B) (F)	22,480 uts.	04/28/23	22,480	25,627
			463,410	478,062

See Notes to Consolidated Financial Statements                              11
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	114 uts.	10/04/12	$113,636	$67,821

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
11.60% Term Loan due 11/22/2028 (SOFR + 6.250%) (G)	$899,460	12/01/22	249,923	254,146
Limited Liability Company Unit (B)	8 uts.	12/01/22	8,000	15,577
			257,923	269,723
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
10.18% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$363,059	07/15/22	336,845	340,395
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	16,325
			348,066	356,720
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$913,559	11/19/15	913,443	780,179
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	3,333
			1,024,543	783,512
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
11.48% Term Loan due 10/31/2024 (SOFR + 6.000%)	$1,701,000	10/30/18	1,699,107	1,595,538

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	225,878
			209,600	435,268
BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
14.43% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545	07/25/22	440,749	454,545
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	42,800
			485,749	497,345
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
10.70% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$1,364,574	11/30/21	1,090,292	1,105,824
12.00% HoldCo PIK Note due 05/19/2028	$392,888	11/30/21	389,410	389,352
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	62,808
			1,523,933	1,557,984

See Notes to Consolidated Financial Statements                              12
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	51,064 shs.	10/12/12	$51,064	$50,553
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	9,906
			71,280	60,459
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	183 shs.	08/12/22	201,864	184,096

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
11.19% Term Loan due 10/14/2027 (SOFR + 5.750%) (G)	$1,395,535	10/14/21	1,361,034	1,368,695
Limited Liability Company Unit (B) (F)	111,835 uts.	10/14/21	111,835	115,190
			1,472,869	1,483,885
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
11.50% Term Loan due 10/04/2024 (SOFR + 6.000%)	$784,104	10/03/18	782,144	763,717

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
10.23% First Lien Term Loan due 04/30/2025 (SOFR+ 4.750%)	$856,715	5/14/2018	852,668	841,294
10.58% Incremental Term Loan due 05/26/2026 (SOFR + 5.250%)	$365,233	10/2/2023	358,693	360,120
			1,211,361	1,201,414
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
10.60% Term Loan due 12/10/2028 (SOFR + 5.000%) (G)	$2,449,054	12/13/21	2,182,182	2,170,449

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
11.04% First Lien Term Loan due 02/11/2030 (SOFR + 5.750%) (G)	$440,741	02/26/24	193,702	194,205
Limited Liability Company Unit (B) (F)	12 uts.	02/26/24	12,000	11,990
			205,702	206,195

See Notes to Consolidated Financial Statements                              13
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.81% First Lien Term Loan due 09/30/2029 (SOFR + 5.500%) (G)	$997,316	10/04/23	$644,589	$649,479

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
10.93% First Lien Term Loan due 12/27/2027 (SOFR + 6.100%) (G)	$966,519	12/28/21	880,643	876,621
Limited Liability Company Unit (B) (F)	12,008 uts.	*	12,665	11,167
			893,308	887,788
CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
11.09% Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$840,909	03/20/23	578,679	596,803
Limited Liability Company Unit Common (B)	303,180 uts.	03/20/23	147,469	259,151
			726,148	855,954
Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
11.09% Term Loan due 03/15/2030 (SOFR + 5.750%) (G)	$952,381	03/15/24	612,285	613,397
Limited Liability Company Unit Class A (B) (F)	59 uts.	03/15/24	59,000	60,379
Limited Liability Company Unit Class B (B) (F)	59 uts.	03/15/24	—	13,399
			671,285	687,175
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
11.34% Term Loan due 01/04/2027 (SOFR + 6.000%)	$1,615,101	01/29/21	1,599,477	1,615,101
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	103,500
			1,655,122	1,718,601
Coduet Royalty Holdings, LLC
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.

Common Stock (B) (F)	290,344 shs.	5/8/2024	290,344	290,344

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
10.67% Term Loan due 12/28/2027 (SOFR + 5.250%) (G)	$869,777	02/14/22	776,636	787,125
10.68% Term Loan due 02/14/2028 (SOFR + 5.250%)	$658,073	09/13/23	644,596	658,073
10.70% Term Loan due 02/14/2028 (SOFR + 5.250%)	$105,071	09/13/23	102,844	105,071
Preferred Stock (B)	33 shs.	02/14/22	36,108	68,875
			1,560,184	1,619,144

See Notes to Consolidated Financial Statements                              14
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and its biosimilars.
13.32% Term Loan due 05/08/2029 (SOFR + 8.000%)	$299,324	5/7/2024	$290,610	$290,344

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.

Limited Liability Company Unit Class B (B) (I)	6,629 uts.	04/23/20	—	35,331
* 04/23/20, 10/30/20 and 11/18/20.

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,322,374	04/15/22	1,312,803	1,277,413
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	510,375
			1,744,053	1,787,788
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
10.34% Term Loan due 04/19/2028 (SOFR + 5.000%) (G)	$683,597	04/15/22	622,192	626,748

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
10.54% Term Loan due 01/31/2025 (SOFR + 5.000%)	$576,905	01/30/20	575,569	500,177
10.54% Term Loan due 01/31/2027 (SOFR + 5.000%)	$76,716	09/14/23	75,545	66,512
Limited Liability Company Unit (B) (F)	1,237 uts.	*	49,559	—
Limited Liability Company Unit (B) (F)	443 uts.	09/14/23	17,748	—
* 01/30/20 and 03/05/21			718,421	566,689

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
11.16% Term Loan due 12/22/2026 (SOFR + 5.750%) (G)	$1,441,228	12/22/20	1,385,032	1,311,598

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.98% First Lien Term Loan due 09/30/2028 (SOFR + 5.500%) (G)	$235,630	11/02/22	183,787	187,553
Preferred Stock (B)	9,615 shs.	11/02/22	9,615	10,288
			193,402	197,841

See Notes to Consolidated Financial Statements                              15
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
11.69% Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$1,454,893	12/29/21	$1,403,242	$1,391,005
11.69% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$115,338	07/31/23	113,232	113,193
11.69% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$282,965	12/21/23	277,707	277,702
Limited Liability Company Unit (B)	2,763 uts.	12/29/21	119,654	79,815
			1,913,835	1,861,715
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
Limited Liability Company Unit (B) (F)	368,799 uts.	*	368,928	368,799
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
10.94% Term Loan due 09/30/2027 (SOFR + 5.500%)	$1,606,177	10/01/21	1,588,780	1,602,965
Limited Liability Company Unit (B) (F)	73,333 uts.	*	73,404	74,066
			1,662,184	1,677,031
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S.
The Company operates under two divisions: plate manufacturing and material distribution.

11.00% (1.50% PIK) Second Lien Term Loan due 6/27/2029	$723,077	6/27/24	708,647	708,615
Limited Liability Company Unit (B) (F)	2,769 uts.	*	276,900	276,900
			985,547	985,515
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
11.18% Term Loan due 07/01/2027 (SOFR + 5.750%)	$1,692,111	07/20/21	1,673,528	1,692,111

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
12.44% Second Lien Term Loan due 11/05/2029 (SOFR + 7.000%)	$1,679,204	11/22/21	1,659,388	1,650,657
Limited Liability Company Unit (B)	46 uts.	11/22/21	45,796	32,725
			1,705,184	1,683,382
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% (2.50% PIK) Term Loan due 02/28/2030	$988,403	03/01/23	965,064	971,896
Limited Liability Company Unit (B) (F)	205 uts.	03/01/23	288,462	466,460
			1,253,526	1,438,356

See Notes to Consolidated Financial Statements                              16
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.85% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$1,722,683	12/30/21	$1,225,636	$1,217,044

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	159,722	316,749

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
10.97% Term Loan due 09/14/2027 (SOFR + 5.500%)	$691,354	09/14/21	683,976	600,787

Energy Acquisition Company, Inc.
ECI designs, manufactures, assembles, and integrates electrical wire harnesses, control boxes, and other components for specialty industrial and home appliance end markets.
11.83% First Lien Term Loan due 05/10/2029 (SOFR + 6.500%) (G)	$750,000	5/01/24	696,427	696,000

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
11.08% Term Loan due 12/15/2025 (SOFR + 9.424%)	$1,049,428	02/09/21	1,044,782	1,041,872

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
10.44% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$1,188,992	11/05/21	1,004,792	1,018,055

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	229,057
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Class B-1 (B)	49,342 uts.	12/15/10	42,343	592,101

See Notes to Consolidated Financial Statements                              17
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.60% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$476,190	05/04/22	$469,242	$430,000
Limited Liability Company Unit Common (B) (F)	34 uts.	10/14/21	33,631	17,463
			502,873	447,463
Follett School Solutions
A provider of software for K-12 school libraries.
10.34% First Lien Term Loan due 08/31/2028 (SOFR + 5.000%)	$1,667,052	08/31/21	1,647,207	1,667,052
LP Units (B) (F)	881 uts.	08/30/21	8,805	11,658
LP Interest (B) (F)	200 shs.	08/30/21	2,003	2,651
			1,658,015	1,681,361
Fortis Payments, LLC
A payment service provider operating in the payments industry.
11.18% First Lien Term Loan due 05/31/2026 (SOFR + 5.750%)	$493,818	10/31/22	489,199	485,324
11.18% First Lien Term Loan due 02/13/2026 (SOFR + 5.750%) (G)	$752,540	01/31/24	611,388	610,420
			1,100,587	1,095,744
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
11.23% Term Loan due 05/24/2027 (SOFR + 5.750%)	$1,045,781	05/21/21	1,031,882	1,011,271
Limited Liability Company Unit (B) (F)	108 uts.	05/21/21	107,813	66,110
			1,139,695	1,077,381
GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	117,350
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	117,350
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
Preferred Stock (B)	650 shs.	03/29/19	649,606	144,427
Common Stock (B)	1,181 shs.	03/27/13	118,110	—
			767,716	144,427
Gojo Industries
A manufacturer of hand hygiene and skin health products.
10.34% Term Loan due 10/20/2028 (SOFR + 5.000%)	$636,016	10/24/23	619,979	619,543

See Notes to Consolidated Financial Statements                              18
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
Preferred Stock (B) (F)	3,737 shs.	04/27/21	$103,147	$156,103

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	134,619
Limited Liability Company Unit Common Class A (B) (I)	3,716 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	134,619

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$2,223,782	11/17/21	2,196,820	2,012,522

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
11.35% Term Loan due 08/31/2029 (SOFR + 6.000%) (G)	$1,017,435	08/31/23	793,165	810,992
Limited Liability Company Unit Common (B)	11,337 uts.	08/31/23	11,337	12,357
			804,502	823,349
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
10.43% Term Loan due 03/31/2027 (SOFR + 5.000%)	$831,611	03/26/21	824,005	780,883

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F) (I)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F) (I)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F) (I)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F) (I)	47 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.94% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$875,724	07/27/22	699,539	667,613
13.94% Term Loan due 07/27/2025 (SOFR + 8.500%)	$94,249	02/15/23	93,011	90,196
			792,550	757,809
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service
(including Company-owned fleet of 165 units) primarily located in the Southeastern United States.

10.80% Term Loan due 12/28/2029 (SOFR + 5.500%) (G)	$945,946	01/12/24	853,198	857,387
Limited Liability Company Unit (B) (F)	541 uts.	01/12/24	54,100	60,976
			907,298	918,363

See Notes to Consolidated Financial Statements                              19
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
12.57% Term Loan due 02/04/2028 (SOFR + 1.000% Cash, 5.000% PIK)	$407,639	04/05/22	$402,925	$366,467

ISTO Biologics
In the orthobioligic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
11.59% Term Loan due 12/31/2028 (SOFR + 6.250%) (G)	$638,283	10/18/23	563,640	577,351

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
10.93% Term Loan due 04/20/2026 (SOFR + 5.500%)	$665,963	05/04/21	658,610	641,988

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
10.75% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$1,559,551	02/28/22	1,114,364	1,106,441
10.95% First Lien Term Loan due 02/28/2029 (SOFR + 5.600%)	$274,262	03/16/23	267,822	269,133
10.91% First Lien Term Loan due 02/28/2028 (SOFR + 5.500%)	$143,646	04/28/23	140,929	140,960
10.83% First Lien Term Loan due 02/28/2028 (SOFR + 5.500%)	$35,053	09/29/23	34,326	34,397
Common Stock (B) (F)	401 shs.	02/28/22	41,971	92,270
			1,599,412	1,643,201
Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.39% Term Loan due 09/30/2026 (SOFR + 5.000%)	$1,222,657	11/18/20	1,213,273	1,219,722
10.39% First Lien Term Loan due 10/31/2027 (SOFR + 5.000%)	$437,868	11/08/21	433,276	436,817
Limited Liability Company Unit Class (B)	20 uts.	11/19/20	19,757	20,155
			1,666,306	1,676,694
Kings III
A provider of emergency phones and monitoring services.
11.35% First Lien Term Loan due 07/07/2028 (SOFR + 6.000%) (G)	$494,245	08/31/22	418,645	419,566
11.35% First Lien Term Loan due 08/31/2028 (SOFR + 6.000%) (G)	$502,790	02/16/24	372,691	372,746
			791,336	792,312

See Notes to Consolidated Financial Statements                              20
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
10.82% Term Loan due 12/23/2027 (SOFR + 5.500%) (G)	$1,691,616	02/07/22	$1,449,546	$1,458,332
Limited Liability Company Unit (B) (F)	7,050 uts.	02/07/22	7,302	16,286
			1,456,848	1,474,618
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
12.35% Incremental Term Loan due 12/18/2026 (SOFR + 6.750%)	$2,426,700	*	2,405,849	2,347,833
* 12/22/20 and 09/09/21

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,298,574	13,105,022

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
12.06% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$533,253	07/14/22	516,610	516,317

Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gases.

10.73% Term Loan due 02/18/2028 (SOFR + 5.250%) (G)	$621,028	02/24/22	611,514	618,386

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/31/2024 (D)	$868,102	04/17/15	867,581	56,166
Limited Liability Company Unit (B)	5 uts.	04/17/15	678,329	—
			1,545,910	56,166
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in- transit and storage applications.
11.56% First Lien Term Loan due 11/22/2025 (SOFR + 6.000%)	$476,221	11/25/19	473,959	462,887

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
10.59% Senior Lien Term Loan due 12/31/2029 (SOFR + 5.250%) (G)	$728,444	03/01/24	635,914	636,688
Limited Liability Company Unit (B)	307 uts.	03/01/24	30,700	25,966
			666,614	662,654

See Notes to Consolidated Financial Statements                              21
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
10.94% First Lien Term Loan due 07/30/2027 (SOFR + 5.500%)	$1,167,000	08/09/21	$1,154,949	$1,167,000
Limited Liability Company Unit (B)	100,000 uts.	08/09/21	100,000	132,000
			1,254,949	1,299,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% Second Lien Term Loan due 06/23/2027	$616,757	06/27/22	610,869	616,757
Common Stock (B) (F)	4,118 shs.	02/28/22	411,765	862,401
			1,022,634	1,479,158
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
11.73% Incremental Term Loan due 08/21/2026 (SOFR + 6.250%)	$783,584	11/05/21	776,590	735,785
11.73% Term Loan due 08/21/2026 (SOFR + 6.250%)	$548,682	08/25/20	543,765	515,212
			1,320,355	1,250,997
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.43% First Lien Term Loan due 11/30/2027 (SOFR + 5.000%)	$500,317	12/06/21	495,320	500,317
10.43% Incremental Term Loan due 12/06/2027 (SOFR + 5.000%) (G)	$1,058,901	12/28/21	840,527	851,219
Limited Liability Company Unit Class A Preferred (B)	790 uts.	12/06/21	79,043	95,863
Limited Liability Company Unit Class B Common (B)	88 uts.	12/06/21	8,783	32,118
			1,423,673	1,479,517
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
9.84% Term Loan due 02/01/2026 (SOFR + 4.500%)	$1,138,293	02/10/21	1,129,610	1,138,293
9.94% Incremental Term Loan due 02/01/2027 (SOFR + 4.500%)	$505,895	11/14/22	498,199	505,389
			1,627,809	1,643,682
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
11.08% Term Loan due 09/13/2029 (SOFR + 5.750%) (G)	$1,691,023	09/13/23	1,000,975	1,024,085
Limited Liability Company Unit Class (B) (F)	32,603 uts.	09/13/23	32,603	27,387
			1,033,578	1,051,472
Newforma
A leader in Project Information Management software for the construction industry.
11.84% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$742,006	03/31/23	658,098	666,808
Limited Liability Company Unit (B)	81,722 shs.	08/15/23	84,194	82,539
			742,292	749,347

See Notes to Consolidated Financial Statements                              22
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
10.13% Term Loan due 09/30/2027 (SOFR + 4.650%)	$730,580	10/01/21	$722,664	$730,580

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Takeback Term Loan due 10/20/2027	$217,651	10/24/23	217,651	217,651
Preferred Stock (B)	15 shs.	10/24/23	97,615	136,187
Common Stock (B) (I)	12 shs.	10/24/23	-	-
			315,266	353,838
Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
10.58% Incremental Term Loan due 12/20/2028 (SOFR + 5.250%)	$615,307	06/06/24	612,269	612,230
10.85% Term Loan due 12/10/2028 (SOFR + 5.500%) (G)	$964,049	12/20/21	829,733	837,199
10.85% Term Loan due 12/20/2028 (SOFR + 5.500%)	111,386	04/29/22	109,883	110,829
Limited Liability Company Unit (B)	21,092 uts.	12/20/21	21,092	49,144
			1,572,977	1,609,402
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
10.44% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$637,501	03/31/22	492,555	497,823

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
10.09% Term Loan due 12/18/2025 (SOFR + 4.750%)	$1,546,711	12/23/19	1,539,050	1,544,081

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	380,545 shs.	*	380,545	433,821
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
13.63% Term Loan due 10/12/2029 (SOFR + 8.300%) (G)	$933,333	10/20/23	595,346	597,833
Limited Liability Company Unit (B) (F)	29,166 uts.	10/20/23	291,660	237,703
			887,006	835,536

See Notes to Consolidated Financial Statements                              23
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
11.58% First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$1,891,783	12/20/21	$1,869,074	$1,866,811
Warrant-Class A, to purchase common stock at $.01 per share (B)	924 shs.	12/22/21	—	47,115
Warrant-Class B, to purchase common stock at $.01 per share (B)	312 shs.	12/22/21	—	15,909
Warrant-Class CC, to purchase common stock at $.01 per share (B)	32 shs.	12/22/21	—	—
Warrant-Class D, to purchase common stock at $.01 per share (B)	89 shs.	12/22/21	—	4,538
			1,869,074	1,934,373
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

11.34% Term Loan due 11/17/2024 (SOFR + 6.000%)	$1,430,477	11/14/17	1,421,023	1,430,477
11.34% Term Loan due 08/31/2026 (SOFR + 6.000%)	$288,815	09/29/20	285,114	288,815
			1,706,137	1,719,292
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
10.10% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$811,709	12/03/21	694,181	703,443
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	243,158
			841,291	946,601
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$2,317,968	07/31/14	1,064,183	785,791
Limited Liability Company Unit (B)	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F (B)	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	785,791

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
11.34% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%)	$1,283,659	11/15/21	1,274,618	1,236,163

See Notes to Consolidated Financial Statements                              24
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
11.58% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$821,097	07/18/23	$618,473	$634,857
Limited Liability Company Unit (B)	32 shs.	07/18/23	32,000	34,129
			650,473	668,986
PB Holdings, LLC
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
10.72% First Lien Term Loan due 03/06/2025	$683,716	03/06/19	682,169	667,306

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
11.18% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$842,097	03/15/22	783,334	793,709
8.00% Senior Subordinated Note due 02/15/2029	$32,258	03/15/22	32,258	29,323
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	77,419
			880,108	900,451
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/ performance segments.
11.59% First Lien Term Loan due 10/31/2028 (SOFR + 6.250%) (G)	$193,147	11/01/22	137,803	141,990
Limited Liability Company Unit Class A (B)	54 uts.	11/01/22	5,400	5,561
			143,203	147,551
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
11.20% Term Loan due 07/31/2026 (SOFR + 5.750%)	$1,305,645	08/12/20	1,296,444	1,305,645
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	10,335
			1,317,976	1,315,980
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
10.09% Term Loan due 10/27/2026 (SOFR + 4.750%)	$1,514,123	12/09/20	1,495,500	1,502,010

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e- Commerce channel.
10.95% Term Loan due 08/16/2027 (SOFR + 5.500%)	$946,602	11/15/21	933,744	850,049
Limited Liability Company Unit (B)	39,474 uts.	09/29/17	39,474	13,026
			973,218	863,075

See Notes to Consolidated Financial Statements                              25
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.

11.59% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$741,721	12/30/22	$541,745	$558,791

Rock Labor
A provider of live entertainment event labor in the United States.
10.82% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$402,467	09/14/23	334,128	340,575
Limited Liability Company Unit (B) (F)	12,266 uts.	09/14/23	65,676	73,841
			399,804	414,416
Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
10.39% Term Loan due 07/31/2026 (SOFR + 5.000%)	$2,414,435	07/30/18	2,399,243	2,383,290

ROI Solutions
Call center outsourcing and end user engagement services provider.
10.44% Term Loan due 07/31/2024 (SOFR + 5.000%)	$500,164	07/31/18	498,615	500,164

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.94% Term Loan due 10/23/2025 (SOFR + 5.500%)	$2,054,035	*	2,040,921	2,054,035
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
11.31% Term Loan due 05/29/2024 (SOFR + 6.000%)	$1,244,835	01/08/19	1,239,147	1,115,373

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
11.50% Term Loan due 12/15/2026 (SOFR+ 6.000%)	$1,631,064	12/15/20	1,616,033	1,629,433
Common Stock (B)	30 shs.	12/16/20	29,900	38,376
			1,645,933	1,667,809
Sandvine Corporation
A provider of active network intelligence solutions.
9.85% First Lien Term Loan due 11/02/2025 (SOFR + 4.500%)	$347,567	01/31/24	29,088	4,750
2.00% First Lien Term Loan due 06/21/2027	$282,273	06/28/24	39,518	39,518
Limited Liability Company Unit (B) (I)	31,364 uts.	06/28/24	—	—
			68,606	44,268

See Notes to Consolidated Financial Statements                              26
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.98% First Lien Term Loan due 07/31/2024 (SOFR + 4.500%)	$1,452,790	07/27/18	$1,447,754	$1,391,773

SBP Holdings
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
12.09% First Lien Term Loan due 01/31/2028 (SOFR + 6.750%) (G)	$741,913	03/27/23	683,487	702,872

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.93% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$1,468,689	12/16/21	1,326,398	1,218,800

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
10.34% Term Loan due 12/30/2026 (SOFR + 5.000%)	$1,697,786	12/30/20	1,651,075	1,178,011

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.93% Second Lien Term Loan due 11/10/2028 (SOFR + 7.500%)	$1,725,000	03/02/21	1,697,031	1,725,000

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
9.94% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$1,691,007	11/03/21	1,566,693	1,585,478

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
11.09% First Lien Term Loan due 09/30/2029 (SOFR + 5.750%) (G)	$1,490,771	09/01/23	943,974	972,729
Common Stock (B)	29 shs.	09/01/23	29,000	43,127
			972,974	1,015,856
Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
12.00% (1.00% PIK) Term Loan due 11/30/2028	$506,528	11/08/23	497,804	498,930

See Notes to Consolidated Financial Statements                              27
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Stackline
An e-commerce data company that tracks products sold through online retailers.
13.00% Term Loan due 07/30/2028 (SOFR + 6.500%)	$2,204,555	07/29/21	$2,184,941	$2,167,077
Common Stock (B)	1,340 shs.	07/30/21	42,078	65,258
			2,227,019	2,232,335

Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
11.24% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$1,718,952	12/02/21	1,561,388	1,493,356

Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.91% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$927,197	07/02/21	859,300	862,667
10.63% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$721,566.00	06/07/24	363,571	363,402
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	93,906
			1,297,537	1,319,975
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
12.06% First Lien Term Loan due 03/31/2030 (SOFR + 6.750%)	$1,188,119	03/31/22	942,875	944,079
Limited Liability Company Unit (B) (F)	311,881 uts.	05/22/23	311,881	299,406
			1,254,756	1,243,485
Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
11.19% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$490,436	03/31/22	461,727	461,654
11.44% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	$225,738.00	05/22/23	182,974	186,852
			644,701	648,506
Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
12.00% Senior Subordinated Note due 05/02/2030	$1,035,000	05/25/23	1,017,592	1,022,063
Limited Liability Company Unit (B) (F)	690,000 uts.	05/25/23	690,000	717,600
			1,707,592	1,739,663
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
10.46% Term Loan due 12/20/2027 (LIBOR + 5.000%) (G)	$1,936,407	12/20/21	1,619,276	1,600,144

See Notes to Consolidated Financial Statements                              28
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$964,405	04/29/22	$953,127	$905,576
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	479,860
			1,776,704	1,385,436
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
13.14% Holdco PIK Note due 10/21/2028 (SOFR + 7.750%)	$1,285,756	10/28/21	1,271,563	1,281,642
9.68% Term Loan due 12/15/2027 (SOFR + 4.250%) (G)	$445,903	12/21/21	335,074	339,922
			1,606,637	1,621,564
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
11.19% Term Loan due 12/02/2026 (SOFR + 5.750%)	$1,662,226	*	1,647,554	1,656,076
* 12/02/19 and 12/15/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	85,128

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B) (I)	19,696 uts.	11/30/17	—	13,619

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
10.08% Term Loan due 02/10/2025 (SOFR + 4.750%)	$780,310	02/13/20	778,633	780,310

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
10.84% Term Loan due 02/19/2026 (SOFR + 5.500%)	$1,677,877	02/25/21	1,664,878	1,600,695
10.83% Incremental Term Loan due 02/26/2027 (SOFR + 5.500%)	$78,288	10/19/23	76,894	74,687
			1,741,772	1,675,382
Trintech, Inc.
An international provider of core, cloud-based financial close software.
10.84% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$1,716,991	07/25/23	1,585,507	1,589,147

See Notes to Consolidated Financial Statements                              29
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
Limited Liability Company Unit (B) (F)	56 uts.	09/28/18	$60,413	$120,648

Turnberry Solutions, Inc.
A provider of technology consulting services.
11.23% Term Loan due 07/30/2026 (SOFR + 5.750%)	$1,584,184	07/29/21	1,571,014	1,584,184

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
11.23% Term Loan due 11/12/2024 (SOFR + 5.750%)	$2,025,975	*	2,015,624	2,001,664
* 11/29/18 and 03/25/19.

USA Industries
a manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
12.75% Term Loan due 06/30/2029	$625,278	03/14/24	616,458	625,278

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.85% Term Loan due 06/01/2028 (SOFR + 5.500%)	$1,608,631	06/01/21	1,590,626	1,608,631
Limited Liability Company Unit (B) (F)	1,891 uts.	06/01/21	18,909	34,925
			1,609,535	1,643,556
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
11.68% Term Loan due 12/31/2025 (SOFR + 6.250%)	$2,151,265	05/17/18	2,145,824	2,112,543

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
11.68% Term Loan due 12/27/2027 (SOFR + 6.250%) (G)	$857,366	08/01/23	413,531	427,108

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	44,429

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
12.35% Term Loan due 02/15/2029 (SOFR + 7.000%) (G)	$962,443	02/15/23	883,300	912,981
Limited Liability Company Unit (B)	4,206 uts.	02/15/23	42,058	54,760
			925,358	967,741

See Notes to Consolidated Financial Statements                              30
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.90%: (C)

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.

11.25% Term Loan due 11/30/2027 (SOFR + 5.750%) (G)	$1,182,978	12/01/21	$1,076,152	$1,065,964
11.25% Incremental Term Loan due 12/01/2027 (SOFR + 5.750%)	$91,593	04/09/24	89,875	89,761
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803	90,171
Limited Liability Company Unit Preferred (B) (F)	32 uts.	04/05/24	32,394	33,848
			1,344,224	1,279,744
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
11.08% First Lien Term Loan due 03/22/2030 (SOFR + 5.750%) (G)	$1,720,897	03/22/24	1,604,119	1,605,630

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
11.08% Term Loan due 10/03/2029 (SOFR + 5.750%) (G)	$986,615	10/03/22	846,598	841,574

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
10.98% First Lien Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$987,524	02/08/22	857,998	850,230
10.98% Incremental Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$681,695.00	08/31/23	615,986	614,604
Limited Liability Company Unit (B) (F)	31 uts.	02/09/22	31,256	44,949
			1,505,240	1,509,783

Total Private Placement Investments (E)			$152,021,325	$159,752,817
See Notes to Consolidated Financial Statements                              31
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.65%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 2.75%: (H)

Bonds - 2.75%
AOC, LLC	6.625	10/15/2029	$70,000	$63,001	$66,252
Carriage Purchaser Inc.	7.875	10/15/2029	750,000	595,210	690,950
County of Gallatin MT	11.500	09/01/2027	340,000	340,000	349,411
CSC Holdings LLC	5.000	11/15/2031	625,000	536,550	226,569
Frontier Communications	8.750	05/15/2030	194,000	194,000	199,906
Herbalife	12.250	04/15/2029	457,000	444,150	455,518
LifePoint Health	11.000	10/15/2030	500,000	521,681	550,884
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	505,000	489,333	513,410
Prime Security Services, LLC	6.250	01/15/2028	885,000	821,326	872,099
Scientific Games Holdings LP	6.625	03/01/2030	480,000	480,000	467,912
Terrier Media Buyer, Inc.	8.875	12/15/2027	428,000	416,545	244,104
Total Bonds				4,901,796	4,637,015

Common Stock - 0.00%
TherOX, Inc. (B)			2 shs	—	—
Touchstone Health Partnership (B)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$4,901,796	$4,637,015

Total Corporate Restricted Securities				$156,923,121	$164,389,832

See Notes to Consolidated Financial Statements                              32
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Corporate Public Securities - 0.99%: (A)	Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 0.99%
Clear Channel Worldwide Holdings	—	15.000	8/31/2027	$600,000	$594,472	$583,500
Magenta Buyer LLC	8.250	13.841	5/3/2029	503,333	499,880	147,507
Precisely	4.250	9.591	4/24/2028	746,164	739,688	731,241
Syncsort Incorporated	7.250	12.841	4/23/2029	222,222	221,184	212,500
Total Bank Loans					2,055,224	1,674,748

Total Corporate Public Securities					$2,055,224	$1,674,748

		Interest Rate/ Yield^	Maturity Date	Principal Amount	Cost	Market Value
Short-Term Security- 4.15%:

Commercial Paper - 4.15%
DNB Bank ASA		5.280	7/5/2024	$4,000,000	3,997,653	$3,997,653
Southern Power Company		5.540	7/29/2024	3,000,000	2,987,120	$2,987,120
Total Short-Term Securities					6,984,773	$6,984,773

Total Investments		102.79%			$165,963,118	$173,049,353
Other Assets		6.71%				11,304,300
Liabilities		(9.50)%				(15,994,275)
Total Net Assets		100.00%				$168,359,378
(A)In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)Non-income producing security.
(C)Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)Defaulted security; interest not accrued.
(E)Illiquid securities. As of June 30, 2024, the value of these securities amounted to $159,752,817 or 94.90% of net assets.
(F)Held in PI Subsidiary Trust.
(G)A portion of these securities contain unfunded commitments. As of June 30, 2024, total unfunded commitments amounted to $10,310,509 and had unrealized appreciation of $58,018 or 0.03% of net assets. See Note 7.
(H)Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.
^      Effective yield at purchase.
PIK- Payment-in-kind
SOFR - Secure Overnight Financing Rate

See Notes to Consolidated Financial Statements                              33
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.44%
Accurus Aerospace	$467,828
Applied Aerospace Structures Corp.	269,723
Bridger Aerospace	533,507
Compass Precision	1,787,788
CTS Engines	1,311,598
Mission Microwave	662,654
Narda-MITEQ (JFL-Narda Partners, LLC)	1,479,517
Trident Maritime Systems	1,675,382
Whitcraft Holdings, Inc.	967,741
9,155,738
AIRLINES - 1.00%
Echo Logistics	1,683,382

AUTOMOTIVE - 3.21%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	435,268
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	497,345
EFC International	1,438,356
JF Petroleum Group	641,988
Omega Holdings	497,823
Randy's Worldwide	147,551
Spatco	498,930
SVI International, Inc.	1,243,485
5,400,746
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.95%
The Caprock Group	1,621,564
The Hilb Group, LLC	1,656,076
3,277,640
BUILDING MATERIALS - 1.41%
Decks Direct	1,861,715
New Enterprise Stone & Lime Co Inc.	513,410
2,375,125
CABLE & SATELLITE - 0.13%
CSC Holdings LLC	226,569

CHEMICALS - 1.75%
Americo Chemical Products	478,062
Kano Laboratories LLC	1,676,694
Polytex Holdings LLC	785,791
2,940,547

Industry Classification:	Fair Value/ Market Value

CONSUMER CYCLICAL SERVICES - 5.56%
CJS Global	$855,954
LYNX Franchising	2,347,833
Mobile Pro Systems	1,479,158
Prime Security Services, LLC	872,099
ROI Solutions	500,164
Team Air (Swifty Holdings LLC)	1,739,663
Turnberry Solutions, Inc.	1,584,184
9,379,055
CONSUMER PRODUCTS - 3.63%
AMS Holding LLC	67,821
Blue Wave Products, Inc.	60,459
Elite Sportswear Holding, LLC	316,749
gloProfessional Holdings, Inc.	144,427
Handi Quilter Holding Company	134,619
Ice House America	918,363
Jones Fish	1,643,201
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	516,317
Master Cutlery LLC	56,166
Renovation Brands (Renovation Parent Holdings, LLC)	863,075
Terrybear	1,385,436
6,106,633
DIVERSIFIED MANUFACTURING - 4.85%
AOC, LLC	66,252
F G I Equity LLC	592,101
HTI Technology & Industries Inc.	757,809
MNS Engineers, Inc.	1,299,000
Process Insights Acquisition, Inc.	668,986
Safety Products Holdings, Inc.	1,667,809
Standard Elevator Systems	1,493,356
Tank Holding	648,506
Therma-Stor Holdings LLC	13,619
Trystar, Inc.	120,648
Worldwide Electric Corporation	841,574
8,169,660

ELECTRIC - 3.58%
Cascade Services	649,479
Dwyer Instruments, Inc.	1,692,111
Energy Acquisition Company, Inc.	696,000
Southern Power Company	2,987,120
6,024,710

See Notes to Consolidated Financial Statements                              34
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ENVIRONMENTAL - 1.42%
ENTACT Environmental Services, Inc.	$1,041,872
Marshall Excelsior Co.	618,386
Northstar Recycling	730,580
2,390,838
FINANCIAL COMPANIES - 3.11%
DNB Bank ASA	3,997,653
Portfolio Group	1,236,163
5,233,816
FINANCIAL OTHER - 1.79%
Coduet Royalty Holdings, LLC	290,344
Cogency Global	1,619,144
Fortis Payments, LLC	1,095,744
3,005,232
FOOD & BEVERAGE - 3.38%
California Custom Fruits & Flavors	206,195
Del Real LLC	368,799
Herbalife	455,518
PANOS Brands LLC	433,821
Sara Lee Frozen Foods	1,391,773
Westminster Acquisition LLC	44,429
Woodland Foods, Inc.	1,279,744
Ziyad	1,509,783
5,690,062
GAMING - 0.28%
Scientific Games Holdings LP	467,912

HEALTHCARE - 7.91%
Cadence, Inc.	1,201,414
Cloudbreak	687,175
Ellkay	600,787
GD Dental Services LLC	117,350
Heartland Veterinary Partners	2,012,522
HemaSource, Inc.	823,349
Home Care Assistance, LLC	780,883
ISTO Biologics	577,351
LifePoint Health	550,884
Illumifin	366,467
Navia Benefit Solutions, Inc.	1,643,682
Office Ally (OA TOPCO, LP)	1,609,402
Parkview Dental Partners	835,536
RedSail Technologies	1,502,010
13,308,812
HEALTH INSURANCE - 0.25%
Warner Pacific Insurance Services	427,108

Industry Classification:	Fair Value/ Market Value

INDUSTRIAL OTHER - 14.01%
Concept Machine Tool Sales, LLC	$566,689
E.S.P. Associates, P.A.	229,057
Gojo Industries	619,543
Kings III	792,312
Madison Indoor Air Solutions	13,105,022
Media Recovery, Inc.	462,887
Ocelot Holdco	353,838
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	667,306
Polara (VSC Polara LLC)	946,601
SBP Holdings	702,872
Stratus Unlimited	1,319,975
Tencarva Machinery Company	1,600,144
USA Industries	625,278
World 50, Inc.	1,605,630
23,597,154
LOCAL AUTHORITY - 0.88%
LeadsOnline	1,474,618

MEDIA & ENTERTAINMENT - 3.67%
Advantage Software	74,992
ASC Communications, LLC (Becker's Healthcare)	356,720
BrightSign	1,483,885
Clear Channel Worldwide Holdings	583,500
DistroKid (IVP XII DKCo-Invest, LP)	1,677,031
Rock Labor	414,416
Music Reports, Inc.	1,250,997
Terrier Media Buyer, Inc.	244,104
The Octave Music Group, Inc. (fka TouchTunes)	85,128
6,170,773

PACKAGING - 1.77%
ASC Holdings, Inc.	783,512
Brown Machine LLC	763,717
Diversified Packaging	985,515
Five Star Holding, LLC	447,463
2,980,207

PROPERTY & CASUALTY - 1.15%
Pearl Holding Group	1,934,373

See Notes to Consolidated Financial Statements                              35
Consolidated Schedule of Investments (Continued)                                                Barings Participation Investors
June 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

TECHNOLOGY - 23.12%
1WorldSync, Inc.	$2,372,057
AdaCore Inc	767,598
Audio Precision	1,595,538
Best Lawyers (Azalea Investment Holdings, LLC)	1,557,984
CAi Software	2,170,449
Cash Flow Management	887,788
CloudWave	1,718,601
Coherus Biosciences	290,344
Command Alkon	35,331
Comply365	626,748
DataServ	197,841
GraphPad Software, Inc.	156,103
EFI Productivity Software	1,217,044
Follett School Solutions	1,681,361
Magenta Buyer LLC	147,507
Net at Work	1,051,472
Newforma	749,347
Options Technology Ltd	1,544,081
Precisely	731,241
ProfitOptics	900,451
Recovery Point Systems, Inc.	1,315,980
RPX Corp	2,054,035
Ruffalo Noel Levitz	1,115,373
Sandvine Corporation	44,268
Scaled Agile, Inc.	1,218,800
Smart Bear	1,725,000
Smartling, Inc.	1,585,478
smartShift Technologies	1,015,856
Stackline	2,232,335
Syncsort Incorporated	212,500
Transit Technologies LLC	780,310
Trintech, Inc.	1,589,147
U.S. Legal Support, Inc.	2,001,664
VitalSource	1,643,556
38,933,188
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.12%
Frontier Communications	199,906

Industry Classification:	Fair Value/ Market Value

TRANSPORTATION SERVICES - 7.42%
AIT Worldwide Logistics, Inc.	$1,757,236
Carriage Purchaser Inc.	690,950
eShipping	1,018,055
FragilePAK	1,077,381
Pegasus Transtech Corporation	1,719,292
RoadOne IntermodaLogistics	558,791
Rock-it Cargo	2,383,290
SEKO Worldwide, LLC	1,178,011
VP Holding Company	2,112,543
12,495,549
Total Investments - 102.79%
(Cost - $165,963,118)	$173,049,353

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                            Barings Participation Investors
(Unaudited)
1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of
Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary
Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification
(“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board. Barings has established a
Pricing Committee which is responsible for setting the guidelines used in fair valuation following the procedures adopted by the
Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security.
Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $159,752,817 (94.90% of net assets) as of June 30, 2024, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)
determine the point within that range that it will use in making valuation determinations.  The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board.  In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At
June 30, 2024, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)
The EBITDA valuation multiple is the primary significant unobservable input. Increases/ (decreases) to the company’s EBITDA would result in increases/ (decreases) to the equity value.
 Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services.
Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”)
“Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued.
ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU
2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods with n those fiscal years. At this time, management is evaluating the implications of these changes on the Trust’s financial statements.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of
June 30, 2024.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2024, are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$6,259,152	$—	$4,637,015	$1,622,137
Bank Loans	134,263,025	—	4,750	134,258,275
Common Stock - U.S.	2,616,508	—	—	2,616,508
Preferred Stock	742,975	—	—	742,975
Partnerships and LLCs	20,508,172	—	—	20,508,172
Public Securities
Bank Loans	1,674,748	—	1,091,247	583,501
Short-term Securities	6,984,773	6,984,773
Total	$173,049,353	$6,984,773	$5,733,012	$160,331,568
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2024:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$121,149,748	Income Approach	Implied Spread	9.2% - 17.9%	12.0%
	$2,167,077	Market Approach	Revenue Multiple	9.0x	9.0x
Corporate Bonds	$780,179	Income Approach	Implied Spread	22.4%	22.4%
	$785,791	Market Approach	Revenue Multiple	0.2x	0.2x
Equity Securities**	$23,211,628	Enterprise Value Waterfall Approach	Valuation Multiple	3.3x - 32.0x	12.0x
	$65,258	Market Approach	Revenue Multiple	9.0x	9.0x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $12,171,886 have been excluded from the preceding table.
*    The weighted averages disclosed in the table above were weighted by relative fair value
**  Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2023	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 06/30/2024
Restricted Securities
Corporate Bonds	$5,314,582	$(29,536)	$13,566	$—	$(3,676,475)	$—	$—	$1,622,137
Bank Loans	144,717,205	(964,926)	14,830,351	(983,959)	(23,315,515)	—	(24,881)	134,258,275
Common Stock - U.S.	2,555,922	613,599	661,225	(1,214,238)	—	—	—	2,616,508
Preferred Stock	1,490,355	(543,331)	7,410	(211,459)	—	—	—	742,975
Partnerships and LLCs	19,153,497	1,868,657	391,964	(905,946)	—	—	—	20,508,172
Public Securities
Bank Loans	—	(10,500)	594,001	—	—	—	—	583,501
	$173,231,561	$933,963	$16,498,517	$(3,315,602)	$(26,991,990)	$—	$(24,881)	$160,331,568
* For the six months ended June 30, 2024, transfers out of Level 3 were the result of changes in observability of significant inputs for certain portfolio companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation in Net Assets from assets still held
Interest - OID Amortization	$272,594	$-
Net realized gain (loss) on investments before taxes	321,068	-
Net change in unrealized appreciation of investments before taxes	340,301	732,642
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of
June 30, 2024, the fair value of the Trust’s non-accrual assets was $841,957 or 0.5% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $1,931,765, or 1.2% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”)
interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of
PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30,
2024, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2024, the PI Subsidiary Trust has incurred income tax expense of $6,916.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2024, the PI Subsidiary
Trust has a deferred tax liability of $426,685.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The
Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the
Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Floating Rate Convertible Note (the “Note”) issued by the Trust on December 13,
2023. The Note is due December 13, 2033, and accrues interest at the rate of SOFR plus 2.20% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2024 the Trust incurred total interest expense on the Note of $559,435.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (1)
the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at a rate which is equal to the lesser of (i) the interest rate applicable interest on the premium calculation date, and (ii) 0.50% plus the Treasury Constant Yield at such time, over (2) the principal of the Note proposed to be redeemed. If the amount designated in clause (1) above is equal to or less than the amount specified in clause (2) above, then the Make Whole Premium shall be 3.00%.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $7,500,000 to a total aggregate commitment amount of
$22,500,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $158,703 are presented on the Consolidated Statement of Assets &
Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the six months ended
June 30, 2024, was approximately $4,800,000 and 7.57%, respectively. As of June 30, 2024, the credit facility had no outstanding principal balance.
5. Purchases and Sales of Investments

	For the six months ended 06/30/2024
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$17,057,292	$32,393,154
Corporate public securities	713,193	1,132,014
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.  Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile.  There can be no assurance that the
Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)
a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the
Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the
Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time.
Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield)
changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)
the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value.
Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser)
for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)
Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.
At June 30, 2024, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
AdaCore Inc	$275,519	$275,459
Best Lawyers	148,173	150,865
California Custom Fruits & Flavors	183,642	183,583
Cascade Services	277,941	286,257
Cloudbreak	198,413	198,374
CTS Engines LLC	43,771	43,578
EFI Productivity Software	352,939	352,939
Electrical Components	39,000	39,000
Fortis Payments, LLC	66,481	66,347
Trident Motion Technologies	102,273	100,784
Ice House America	32,973	32,841
Jones Fish	224,337	227,001
Kings III	73,212	73,133
Net at Work	522,727	530,413
Parkview Dental Partners	321,500	322,129

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Process Insights Acquisition, Inc.	105,865	108,295
Randy's Worldwide	36,006	36,752
RoadOne IntermodaLogistics	84,100	88,330
smartShift Technologies	350,028	359,049
Stratus Unlimited	106,344	106,344
SVI International, Inc.	$111,386	$111,358
Warner Pacific Insurance Services	430,258	437,558
Whitcraft LLC	608,887	608,887
Ziyad	53,253	53,075
	$4,749,028	$4,792,351

Revolvers	Unfunded Amount	Unfunded Value
Accurus Aerospace	$12,196	$11,222
AdaCore Inc	101,913	101,891
Americo Chemical Products	120,041	122,578
Applied Aerospace Structures Corp.	25,806	26,409
ASC Communications, LLC	22,664	22,904
Best Lawyers	110,577	111,923
BrightSign	26,841	26,425
CAi Software	235,746	234,196
California Custom Fruits & Flavors	55,093	55,075
Cascade Services	52,941	54,327
Cash Flow Management	74,627	74,580
CJS Global	242,424	243,661
Cloudbreak	119,048	119,025
Cogency Global	82,652	82,020
Comply365	52,748	52,500
DataServ	48,077	48,275
Decks Direct, LLC	36,827	33,266
EFI Productivity Software	118,246	118,793
eShipping	170,937	172,986
Fortis Payments, LLC	62,695	62,592
HemaSource, Inc.	202,373	204,915
HTI Technology & Industries Inc.	68,182	67,189
Ice House America	42,342	42,276
ISTO Biologics	60,932	61,025
Jones Fish	199,610	200,093
Kings III	58,257	58,524
LeadsOnline	224,512	224,790
Magnolia Wash Holdings	9,246	9,539
Marshall Excelsior Co.	2,642	3,699
Mission Microwave	78,790	78,761
Narda-MITEQ	207,682	209,920
Net at Work	130,682	133,649
Newforma	66,294	69,054
Office Ally	122,031	123,822

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)        Barings Participation Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Omega Holdings	$136,490	$136,370
Polara	108,266	109,591
Process Insights Acquisition, Inc.	80,375	83,711
ProfitOptics	48,387	50,919
Randy's Worldwide	15,152	15,579
RoadOne IntermodaLogistics	97,347	99,665
Rock Labor	57,867	58,021
SBP Holdings	39,041	40,514
Scaled Agile, Inc	123,582	117,408
Smartling, Inc.	101,471	102,289
smartShift Technologies	168,014	171,811
Standard Elevator Systems (dba Hyperion Solutions)	134,492	128,532
SVI International, Inc.	111,386	111,358
Tank Holding Corp	21,818	21,981
Tencarva Machinery Company	297,534	296,298
The Caprock Group (aka TA/TCG Holdings, LLC)	105,981	107,130
Trintech Inc	88,010	88,425
Whitcraft LLC	105,406	109,241
Woodland Foods, Inc.	93,354	83,767
World 50, Inc.	83,947	83,939
Worldwide Electric Corporation	124,224	123,295
Ziyad	117,645	116,410
	$5,505,463	$5,518,158

Total Unfunded Commitments	$10,254,491	$10,310,509
As of June 30, 2024, unfunded commitments had unrealized appreciation of $58,018 or 0.03% of net assets.
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2024
	Amount	Per Share
Investment income	$4,893,728
Net investment income (net of taxes)	3,803,025	$0.36
Net realized and unrealized gain on investments (net of taxes)	1,215,601	0.11

	June 30, 2024
	Amount	Per Share
Investment income	$5,086,751
Net investment income (net of taxes)	4,066,656	$0.22
Net realized and unrealized loss on investments (net of taxes)	(887,642)	(0.34)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
9.Results of Shareholder Meeting
The Annual Meeting of Shareholders was held on Thursday, May 16, 2024.  The shareholders were asked to vote to re-elect Edward
P. Grace and Clifford M. Noreen as Trustees, each for a three-year term. The shareholders approved the proposal.  The Trust’s other
Trustees, Michael H. Brown, Barbara M. Ginader, Susan B. Sweeney, Maleyne M. Syracuse and David M. Mihalick, continued to serve their respective terms following the May 16, 2024 Annual Shareholder Meeting.  The results of the voting are set forth below.

	Shares for	Withheld
Edward P. Grace	7,836,291	270,952
Clifford M. Noreen	7,843,301	263,942
10. Subsequent Events
On August 6, 2024, the Board appointed Itzbell Branca to serve as Chief Compliance Officer of the Trust, effective as of September 1,
2024, to replace Gregory MacCordy, who was serving as Chief Compliance Officer of the Trust.
Ms. Branca is a Director in Sales Practices Compliance and assists in the development, maintenance, and management of Barings’
compliance programs and activities relevant to its registered closed-end funds, business development companies, and its investment adviser. Ms. Branca has worked in the industry since 2000 and has extensive experience in compliance, regulatory examinations, broker-dealer supervision, and business risk management. Prior to joining Barings in 2019, Ms. Branca worked at LPL Financial in various positions that included Co-Head of Complex Products Supervision. Ms. Branca holds a B.S. in Finance, Marketing and
Multinational Business from Florida State University and an M.B.A. from DeVry University. Ms. Branca holds FINRA licenses series
4, 7, 24, 51, 63, and 66.
There is no arrangement or understanding between Ms. Branca and any other person pursuant to which she was appointed as Chief
Compliance Officer. Further, with regard to Ms. Branca, there are no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which the Fund is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC;
Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited;
Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and
Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
•    Applications or other forms, interviews, or by other means;
•    Consumer or other reporting agencies, government agencies, employers or others;
•    Your transactions with us, our affiliates, or others; and
•    Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings.
These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or
“opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the
Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the
Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection
Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at
www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees

Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Robert Spengler, Jr.
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President
Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash
Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by SS&C GIDS, the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.
Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer
Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the
Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer
Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase
Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

CI6216
(b) Not applicable.
ITEM 2. CODE OF ETHICS.
Not applicable for semi-annual reports.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semi-annual reports.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semi-annual reports.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable for semi-annual reports.
ITEM 6. INVESTMENTS
(a) A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.
(b) Not applicable.
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT
COMPANIES.
Not applicable to the Registrant.
ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT
COMPANIES.
Not applicable to the Registrant.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not applicable.
ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable for semi-annual reports.
ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)Not applicable for semi-annual reports.
(b)There were no changes to the Registrant's Portfolio Managers during the period covered by this report.
ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/24-1/31/24	0	0	0	0
Month #2 02/01/24-2/29/24	0	0	0	0
Month #3 03/01/24-3/31/24	0	0	0	0
Month #4 04/01/24-4/30/24	0	0	0	0
Month #5 05/01/24-5/31/24	0	0	0	0
Month #6 06/01/24-6/30/24	0	0	0	0
Total	0	0	0	0
ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There were no material changes to the procedures by which shareholder may send recommendations to the Board for nominees to the
Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item
407(c)(2)(iv) of Regulation S-K or this item.
ITEM 16. CONTROLS AND PROCEDURES.
(a)          The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the
Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the
"Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b)          There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)
under the Act) during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.
(a)Not applicable.
(b)Not applicable.
ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.
(a)Not applicable for this filing.
ITEM 19. EXHIBITS
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
Not applicable for semi-annual reports.
(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR
240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.
Not applicable for semi-annual reports.
(3) A separate certification for each principal executive and principal financial officer of the registrant as required by
Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).
Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2
(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
Not applicable.
(5) Change in the registrant’s independent public accountant.
Not applicable.
(b)Certifications pursuant to Rule 30a-2(b) under the Act.
Attached hereto as EX-99.32
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has
duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 6, 2024
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant)	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 6, 2024

(Registrant)	Barings Participation Investors

By:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date:	September 6, 2024